SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use
                                         of the Commission Only
                                         (as permitted by
                                         Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
       14a-12

                  THE PEOPLES HOLDING COMPANY
      ---------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                           THE PEOPLES HOLDING COMPANY
                                 209 Troy Street
                            Tupelo, Mississippi 38802

                                 March 10, 2003



Dear Shareholder:

     On behalf of the Board of Directors, we cordially invite you to attend the 2003 Annual Meeting of Shareholders of The Peoples Holding Company (the "Company"). The annual meeting will be held beginning at 2:00 p.m., Central time, on Tuesday, April 15, 2003, at the principal office of The Peoples Bank & Trust Company, 209 Troy Street, Tupelo, Mississippi 38802. The formal notice of the annual meeting appears on the next page.

     At the annual meeting, you will be asked:

     1.   To elect four Class 1 directors, each to serve for a three-year term;

     2. To ratify the Board of Directors' appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003;

     3.   To approve the Company's 2001 Long-Term Incentive Plan; and

     4. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The accompanying proxy statement provides detailed information concerning the matters to be acted upon at the annual meeting. We urge you to review this proxy statement and each of the proposals carefully. It is important that your views be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the annual meeting in person. We urge you to mark, sign, date and mail the enclosed proxy card in the postage-prepaid envelope.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company.

                                              Sincerely,

                                             /s/ E. Robinson McGraw
                                             ----------------------
                                               E. Robinson McGraw
                                       President and Chief Executive Officer

                           THE PEOPLES HOLDING COMPANY
                                 209 Troy Street
                            Tupelo, Mississippi 38802

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME ...................  2:00 p.m., Central time, on Tuesday, April 15, 2003

PLACE ..................  The Peoples Bank & Trust Company
                          209 Troy Street
                          Tupelo, Mississippi 38802

ITEMS OF BUSINESS ......  1.  To elect four Class 1 directors  who will each serve a three-year  term expiring in 2006.

                          2. To consider and act upon a proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

                          3. To approve the Company's 2001 Long-Term Incentive Plan.

                          4. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

RECORD DATE ............  You can vote if you are a shareholder of record as of the close of business on February 26, 2003.

ANNUAL REPORT ..........  Our 2003 Summary  Annual Report and our Annual  Report
                          on Form 10-K, which are not part of the proxy solicitation material, are enclosed.

PROXY VOTING ...........  It is important that your shares  be represented  and voted at the annual meeting. Please mark, sign, date and promptly return the enclosed proxy card in the postage paid envelope. Any proxy may be revoked at any time prior to its exercise at the annual meeting.

                                       By Order of the Board of Directors

                                             /s/ E. Robinson McGraw
                                             ----------------------
                                               E. Robinson McGraw
                                       President and Chief Executive Officer

Tupelo, Mississippi
March 10, 2003

                           THE PEOPLES HOLDING COMPANY
                               ___________________

                                 PROXY STATEMENT
                              ____________________

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 15, 2003


     This proxy statement is furnished to the shareholders of The Peoples Holding Company (the "Company") in connection with the solicitation of proxies by its board of directors, for use at the Annual Meeting of Shareholders to be held at 2:00 p.m., Central time, on Tuesday, April 15, 2003, at the principal office of The Peoples Bank & Trust Company (the "Bank"), 209 Troy Street, Tupelo, Mississippi 38802, and any adjournments or postponements. This proxy statement and accompanying proxy card are first being distributed to the shareholders of the Company on or about March 10, 2003.

Proxy Solicitation

     The board is soliciting the enclosed proxy so that each shareholder has the opportunity to vote on the proposals presented at the annual meeting, whether or not the shareholder attends the meeting. When a proxy card is returned properly signed and dated, the shares represented by the proxy will be voted as instructed on the card at the annual meeting, including any adjournments or postponements of the meeting. If the proxy card is signed but no instructions are given, the shares represented by the proxy will be voted at the annual meeting and any adjournments or postponements as follows:

     1. "FOR" the election of nominees George H. Booth, II, Frank B. Brooks, Robert C. Leake, and C. Larry Michael as Class 1 directors;

     2. "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

     3.   "FOR" the approval of the Company's 2001 Long-Term Incentive Plan.

     A shareholder who gives a proxy may revoke it at any time before it is voted by giving written notice to the secretary of the Company before the annual meeting, by granting a subsequent proxy, or if the shareholder, rather than his or her broker, is a record holder of our stock, by appearing in person and voting at the annual meeting.

     The Company generally bears all costs of soliciting proxies. The Company has retained and pays a fee to Registrar and Transfer Company to act as its registrar and transfer agent and to assist in the solicitation of proxies, but the Company pays no separate compensation for the solicitation of proxies.
Directors, officers and employees of the Company may solicit proxies by telephone, mail, facsimile, via the Internet or overnight delivery service. Directors, officers and employees do not receive separate compensation for these services.

Record Date and Voting Rights

     The board of directors has fixed the close of business on Wednesday, February 26, 2003, as the record date for the annual meeting. Only shareholders of record on that date are entitled to receive notice of and to vote at the annual meeting. As of February 26, 2003, the Company's only outstanding class of securities was common stock, $5.00 par value per share; on that date, the Company had 15,000,000 shares authorized, of which 6,212,284 shares were issued and 5,572,751 were outstanding.

     The enclosed proxy provides the opportunity for shareholders to specify approval, disapproval, or abstention for the following proposals:

     1. The election of four Class 1 directors to serve until the expiration of their respective three-year term or until their successors are elected and qualified;

     2. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2003; and

     3.   The approval of the Company's 2001 Long-Term Incentive Plan.

     The proxy card also gives the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the annual meeting.

     A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the annual meeting.

     Shareholders are entitled to one vote for each share held, which may be given in person (if the shareholder, rather than his or her broker, is the record holder of the stock) or by proxy, except that shareholders may cumulate their votes to elect directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among all or several nominees. For example, if the number of directors to be elected is four, a shareholder owning ten shares may cast ten votes for each of four nominees, cast forty votes for one nominee, or allocate the forty votes among several nominees. Directors are elected by plurality vote; candidates receiving the highest number of votes cast are elected.

     For all proposals brought before the annual meeting, except the election of directors, each proposal is approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.

     Under Mississippi law, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote "cast" and is counted neither "for" nor "against" the matter subject to the abstention. Broker non-votes on matters are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and therefore, as shares not entitled to vote.

     Employees of the Company who participate in the Company's 401(k) plan may vote the number of shares of common stock equal to their interest in the Company stock fund as of the close of business on February 26, 2003, the record date for the annual meeting. Employees who participate in the employee stock ownership plan vote the number of shares of common stock allocated to their plan account as of the record date. The trustees for the 401(k) plan and employee stock ownership plan act as proxies and actually vote the shares. If an employee does not send instructions within the time required, that employee's share equivalents will not be voted.

                               BOARD OF DIRECTORS

General

     Below is information concerning the four nominees for election as Class 1 directors and the continuing Class 2 and Class 3 directors. Effective as of the annual meeting, the board of directors has fixed the number of directors at sixteen. All of the nominees and directors listed below currently serve as directors of the Company. Mr. J. Heywood Washburn, who has served as a director since 1982, will retire from the board of directors effective at the annual meeting of shareholders.

Class 1 Directors and Nominees (to be elected at the 2003 annual meeting, terms of office expire in 2006):

     - George H. Booth, II is co-owner of Tupelo Hardware Company, a closely held family business primarily engaged in wholesale and retail hardware sales. Mr. Booth is currently serving as president of Tupelo Hardware Company, having served as vice president from 1976 until 2000. Mr. Booth, who is 49 years old, has been a director of the Company since 1994.

     - Frank B. Brooks has been a cotton farmer since 1959 and president of Yalobusha Gin Company, Inc., a cotton gin located in Yalobusha County, Mississippi, since 1992. Mr. Brooks, who is 59 years old, has been a director of the Company since 1989.

     - Robert C. Leake has served as chairman of the Company's board and the Bank's board since 1989. Mr. Leake has also been principal owner of Leake & Goodlett, Inc., a closely held family business primarily engaged in full service retail building material and supplies, since 1957. Mr. Leake is currently serving as vice president of Leake & Goodlett, Inc., having served as president from 1974 until 2002. Mr. Leake, who is 70 years old, has been a director of the Company since 1973.

     - C. Larry Michael has served as president of Transport Trailer Service, Inc., a company primarily engaged in semi-trailer sales and repair, Rent-A-Box, Inc., a company primarily engaged in semi-trailer leasing, and Precision Machine and Metal Fabrication, a company primarily engaged in customized machining of metal parts, since 1972. Mr. Michael, who is 57 years old, has been a director of the Company since 1997.

Class 2 Directors (terms of office expire in 2004):

     - John M. Creekmore has been engaged in the practice of law since 1987 as the owner of the law firm Creekmore Law Office. Mr. Creekmore, who is 47 years old, has been a director of the Company since 1997.

     - E. Robinson McGraw has served as president and chief executive officer of both the Company and the Bank since 2000. Mr. McGraw served as executive vice president of the Bank prior to becoming chief executive officer. Mr. McGraw, who is 56 years old, has been a director of the Company since 2000.

     - Theodore S. Moll has been with MTD Products, a company primarily engaged in the production of outdoor power equipment, since 1965. Mr. Moll presently serves as executive vice president of its worldwide operations. Mr. Moll, who is 60 years old, has been a director of the Company since 2002.

     - John W. Smith, who is retired, served as president and chief executive officer of the Company and the Bank from 1993 until 2000. Mr. Smith, who is 67 years old, has been a director of the Company since 1978.

     - Robert H. Weaver, who is retired, engaged in the practice of law as a partner of Watkins Ludlam Winter & Stennis, P.A. from 1959 until 2000. Since his retirement, he has been serving as of counsel for that firm. Mr. Weaver, who is 71 years old, has been a director of the Company since 1980.

     - J. Larry Young has been employed as a part-time pharmacist with Fred's Pharmacy in Pontotoc, Mississippi since 1998. Prior to 1998, Mr. Young was a pharmacist for and a partner in Ramsey-Young Pharmacy. Mr. Young, who is 64 years old, has been a director of the Company since 1982.

Class 3 Directors (terms of office expire in 2005):

     - William M. Beasley has been engaged in the practice of law as a partner of the law firm of Phelps Dunbar LLP since 1999. Prior to 1999, Mr. Beasley was a partner of the law firm of Mitchell, Voge, Beasley and Corban. He has also served as vice chairman of the board of directors of the Company since 2001. Mr. Beasley, who is 51 years old, has been a director of the Company since 1989.

     - Marshall H. Dickerson has been the owner and manager of Dickerson Furniture Company, a company primarily engaged in retail home furnishings, since 1978. Mr. Dickerson, who is 53 years old, has been a director of the Company since 1996.

     - Eugene B. Gifford, Jr. has been engaged in the practice of law since 1960 as a partner in the law firm of Gifford, Allred and Tennison. Mr. Gifford, who is 68 years old, has been a director of the Company since 1987.

     - Richard L. Heyer, Jr. has served as a physician and partner of Tupelo Anesthesia Group, P.A. since 1989. Dr. Heyer, who is 46 years old, has been a director of the Company since 2002.

     - J. Niles McNeel has been engaged in the practice of law as a partner of the law firm of McNeel and Ballard since 1983. Mr. McNeel, who is 56 years old, has been a director of the Company since 1999.

     - H. Joe Trulove is presently a partner of Landmark Enterprises, a company primarily engaged in real estate and investments. Mr. Trulove has been chairman of the board of directors of Rose Hill Manufacturing Company, a company primarily engaged in the manufacture of upholstered furniture, since 2002. Prior to 2001, Mr. Trulove was senior vice president of York Casket Company, a company primarily engaged in the manufacture of caskets. Mr. Trulove, who is 65 years old, has been a director of the Company since 1999.

     All of the directors and nominees listed above also presently serve on the board of the Bank, the Company's wholly owned subsidiary. There are no family relationships between any director, executive officer or person nominated to become a director.

                    COMPENSATION, MEETINGS AND COMMITTEES OF
                             THE BOARD OF DIRECTORS

Compensation of Directors

     Directors who are employees of the Company receive no additional compensation for their service as directors. The board of directors sets the compensation for non-employee directors. Currently, each non-employee director is paid an annual fee of $4,800 and $300 for each board meeting attended. Non-employee directors are also paid $300 for each committee meeting attended. The chairman of the board is paid an annual fee of $26,600 and $300 for each committee meeting attended.

     The Company maintains two types of deferred compensation arrangements in which directors may participate. Under one arrangement, deferred fees are deemed invested in units representing shares of the Company's common stock and credited with dividend equivalent units as and when the Company pays dividends. Under the other arrangement, deferred fees are credited with an interest rate. Fees deferred between 1985 and 1988 accrue interest annually at 130% of the Moody's Average Corporate Bond Rate for the month of October for the preceding year; fees deferred after January 1, 1989, are credited with interest at 100% of such rate. Amounts held under either plan are payable when a director ceases to serve as a member of the board or attains a specified age.

Meetings and Attendance; Committees

     The board of directors of the Company held seven meetings during 2002. All directors attended at least 75% of the total number of meetings held by the board and all committees on which they served. The board of directors of the Bank met twelve times during 2002.

     The  board  of  directors  has   established  an  audit   committee  and  a
compensation committee. The board has not formally established a nominating committee; the full board generally performs the functions of this committee.

Audit Committee

     Frank B. Brooks, Marshall H. Dickerson, J. Heywood Washburn and J. Larry Young are the members of the audit committee. Each member of the audit committee is an "independent director" as defined in Section 121(A) of the American Stock Exchange's listing standards. The audit committee operates under a written charter; the charter was most recently amended and restated by the board of directors on December 17, 2002. A copy of the restated charter is attached as Appendix A.

     The audit committee is responsible for the appointment, compensation and oversight of the Company's independent auditors, monitoring the integrity of the Company's financial reporting process and system of internal controls, monitoring the independence and performance of the Company's independent auditors and internal auditing department, pre-approving all auditing services provided by the Company's independent auditors, and providing an avenue of communication among the Company's independent auditors, management, the internal auditing department, and the board of directors. The audit committee also recommends to the board of directors an independent accounting firm to be engaged as the Company's independent auditors. During 2002, the audit committee held twelve meetings.

Compensation Committee

     William M. Beasley, Frank B. Brooks, John M. Creekmore, Marshall H. Dickerson, Robert C. Leake and J. Niles McNeel are the members of the compensation committee. The compensation committee establishes, reviews and administers the Company's executive compensation programs and determines executive compensation. During 2002, the compensation committee met four times.

                    PROPOSAL I: ELECTION OF CLASS 1 DIRECTORS

     Four Class 1 directors will be elected at the annual meeting, each to serve a three-year term. The board has nominated George H. Booth, II, Frank B. Brooks, Robert C. Leake and C. Larry Michael for election as Class 1 directors to serve until the 2006 annual meeting or until their successors are duly elected and qualified. All of these nominees currently serve as directors of the Company.

Vote Required and Board Recommendation

     For the election of directors, shareholders are entitled to cast four votes for each share held and may cumulate votes. Directors are elected by a plurality. The four Class 1 nominees receiving the highest number of votes cast will be elected to serve as Class 1 directors.

     If the proxy card is signed but no instructions are given with respect to the election of directors, the proxy holders will vote the proxies received by them for the nominees listed above, and reserve the right to cumulate votes and distribute them among the nominees, in their discretion. If for any reason one or more of the nominees named above is not available as a candidate for director, an event that the board of directors does not anticipate, the proxy holders will vote, in their discretion, for another candidate or candidates nominated by the board. If shareholders attending the annual meeting cumulate their votes such that all of the nominees above cannot be elected, the proxy holders will cumulate votes to elect as many of the nominees listed above as possible.

The Company's board of directors unanimously recommends a vote "FOR" the election of each of the nominees for Class 1 director of the board of directors.

            SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND MANAGEMENT

     The following table includes information about all directors, nominees and named executive officers, as of December 31, 2002, including their name, position and beneficial ownership of the Company's common stock. Unless otherwise noted, the named persons have sole voting power and investment power with respect to the shares indicated (subject to any applicable community property laws).

                                                 Amount and Nature of Beneficial Ownership
                                                 -----------------------------------------
                                                        Options
                                                      Exercisable                   Percent of
                                        Direct      Within 60 Days      Other          Class
                                     ------------   --------------   -----------   ------------
Directors and Nominees:
   William M. Beasley                   20,344                          1,993(1)         *
   George H. Booth, II                   5,132                                           *
   Frank B. Brooks                      13,468                             30(2)         *
   John M. Creekmore                     1,408                            265(3)         *
   Marshall H. Dickerson                 5,322                            469(4)         *
   Eugene B. Gifford, Jr.               44,561                         19,644(5)       1.15%
   Richard L. Heyer, Jr.                 1,364                                           *
   Robert C. Leake                      17,357                          5,772(6)         *
   J. Niles McNeel                      12,626                          3,617(7)         *
   C. Larry Michael                      7,104                                           *
   Theodore S. Moll                      2,000                          1,400(8)         *
   John W. Smith                        18,289                          7,826(9)         *
   H. Joe Trulove                       13,789                                           *
   J. Heywood Washburn                  26,000                         24,000(10)        *
   Robert H. Weaver                     87,267                         10,872(11)      1.76%
   J. Larry Young                        3,295                            262(12)        *
Named Executive Officers:
   E. Robinson McGraw(13)               11,822(13)       10,000           482(13)        *
   James W. Gray                         5,026(14)        1,167           231(14)        *
   Stuart R. Johnson                     5,903(15)        1,167                          *
All directors, nominees and
  executive officers as a group        302,077           12,334        76,863          7.00%
  (19 persons, listed)


*    Less than 1% of the outstanding common stock.

(1)  Includes 1,993 shares held by Mr. Beasley's spouse.

(2) Includes 30 shares held by Mr. Brooks' daughter as to which Mr. Brooks disclaims beneficial ownership.

(3)  Includes 265 shares held by Mr. Creekmore's children.

(4) Includes 469 shares held by Mr. Dickerson's children of which Mr. Dickerson's spouse serves as custodian.

(5) Includes 19,644 shares held by Mr. Gifford's grandchildren of which Mr. Gifford's spouse serves as custodian.

(6)  Includes 5,772 shares held in trust.

(7) Includes 617 shares held by Mr. McNeel's spouse and 3,000 shares held by Mr. McNeel's children of which Mr. McNeel serves as custodian.

(8) Includes 1,400 shares held by Mr. Moll's children of which Mr. Moll serves as custodian.

(9)  Includes 7,826 shares held by Mr. Smith's spouse.

(10) Includes 24,000 shares held by Mr. Washburn's spouse.

(11) Includes 10,872 shares held by Mr. Weaver's spouse, as to which Mr. Weaver disclaims beneficial ownership.

(12) Includes 262 shares held by Mr. Young's spouse.

(13) Mr. McGraw is also a director of the Company. His direct ownership includes 5,192 shares allocated under the Company's employee stock ownership plan and 1,477 shares allocated under the 401(k) plan; under both plans Mr. McGraw has voting power. His other ownership includes 482 shares held by Mr. McGraw's children of which Mr. McGraw serves as custodian.

(14) Direct ownership includes 541 shares allocated under the Company's employee stock ownership plan and 1,209 shares allocated under the 401(k) plan; under both plans Mr. Gray has voting power. Other ownership includes 231 shares held by Mr. Gray's spouse.

(15) Direct ownership includes 5,015 shares allocated under the Company's employee stock ownership plan and 818 shares allocated under the 401(k) plan; under both plans Mr. Johnson has voting power.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of February 26, 2003, the Company had approximately 2,600 shareholders of record. To the knowledge of management of the Company, no shareholder owns beneficially more than 5% of the Company's issued and outstanding common stock. As of December 31, 2002, the Company's employee stock ownership plan held 311,756 shares or 5.59% of Company common stock. Shares in the plan are allocated to individual participant accounts. Participants direct the voting of their allocated shares and benefits are distributed according to plan terms.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table describes individual compensation information for the chief executive officer and other named executive officers for services rendered for the three fiscal years ended December 31, 2002.

                           Summary Compensation Table

                                              Annual Compensation       Long-Term Compensation
                                            -----------------------   --------------------------
                                                                      Securities
                                                                      Underlying     All Other
   Name and Principal Position      Year      Salary      Bonus (1)   Options (#)   Compensation
--------------------------------   ------   ----------   ----------   -----------   ------------
E. Robinson McGraw President and    2002     $290,000     $199,157        10,000      $33,491(2)
  Chief Executive Officer           2001      270,000      106,137        10,000       21,928
                                    2000      183,820            0             0       20,649

James W. Gray                       2002     $172,795     $ 72,720         3,500      $24,954(3)
  Executive Vice President          2001      161,462       47,615             0       17,790
                                    2000      149,402            0             0       19,473

Stuart R. Johnson                   2002     $160,000     $ 67,328         3,500      $26,000(4)
  Chief Financial Officer           2001      148,000       43,645             0       16,952
                                    2000      133,484            0             0       17,190

(1) Payments from the Performance Based Rewards Plan, an annual cash bonus plan that provides for awards based upon the performance of the Company and the Bank.

(2) Includes term life insurance premiums in the amount of $1,140, Company matching contributions to the 401(k) plan in the amount of $8,000 and Company contributions to the money purchase plan in the amount of $15,755. Includes $5,880 in Company credits to a deferred compensation plan during 2002, to replace a split dollar life insurance arrangement. Also includes $2,716 in above-market earnings credited on amounts held in a deferred compensation plan.

(3) Includes term life insurance premiums in the amount of $988, Company matching contributions to the 401(k) plan in the amount of $8,000 and Company contributions to the money purchase plan in the amount of $15,755. Also includes $211in above-market earnings credited on amounts held in a deferred compensation plan.

(4) Includes term life insurance premiums in the amount of $912, Company matching contributions to the 401(k) plan in the amount of $7,990 and Company contributions to the money purchase plan in the amount of $15,730. Also includes $1,368 in above-market earnings credited on amounts held in a deferred compensation plan.

Stock Option Plan

     The Company maintains a stock option plan, the 2001 Long-Term Incentive Plan, which was adopted in November 2001, and most recently amended effective as of January 21, 2003. An aggregate of 250,000 shares of common stock has been reserved for issuance under the plan. As of December 31, 2002, options to purchase 41,000 shares were outstanding; 209,000 shares of Company common stock remained available for grant or issuance. The plan is being submitted to shareholders for approval at the annual meeting, see Proposal III.

     Stock options were granted only to Mr. McGraw during 2001. The following table provides information about stock option grants made to the named executives during 2002.

                              Option Grants In 2002

                                                                               Potential Realizable Value at
                      Number of     % of Total                                    Assumed Annual Rates of
                     Securities      Options                                     Stock Price Appreciation
                     Underlying    Granted to      Exercise                       for Option Term ($)(3)
                       Options      Employees       Price       Expiration   ----------------------------------
       Name          Granted (1)     in 2002     ($/Share)(2)      Date          0%          5%          10%
------------------   -----------   -----------   ------------   ----------   ----------  ----------  ----------
E. Robinson McGraw    10,000          32.26%        $35.20       01/01/12     $18,000     $250,690    $607,684
James W. Gray          3,500          11.29%         35.20       01/01/12       6,300       87,741     212,689
Stuart R. Johnson      3,500          11.29%         35.20       01/01/12       6,300       87,741     212,689


(1) The options are exercisable in three equal installments, beginning on the first anniversary of the date of grant provided the executive remains an employee of the Company. All options expire ten years from the date of grant. The options immediately vest and become exercisable upon the occurrence of a change in control. The events that constitute a "change in control" are described under Proposal III.

(2) The exercise price is the average of the closing sales prices of a share of the Company's common stock for the 20 consecutive trading days immediately preceding the effective date of the grant. The exercise price may be paid in cash, by delivery of common stock or a combination of both.

(3) Potential realizable value assumes that common stock appreciates at the rates shown (compounded annually) from the grant date until the expiration date. The calculation is based upon rates specified by the Securities and Exchange Commission and does not represent the estimated growth of the future stock price by the Company.

     The following table provides information about the unexercised options held by the named executive officers on December 31, 2002. No options were exercised by these persons during 2002.

                       Aggregated Option Exercises In 2002
                           and Year-End Option Values

                                                         Number of
                                                    Securities Underlying        Value of Unexercised
                       Number of                     Unexercised Options         In-The-Money Options
                         Shares                     at December 31, 2002       at December 31, 2002 (1)
                      Acquired on     Value      --------------------------   --------------------------
      Name             Exercised     Realized    Exercisable  Unexercisable   Exercisable  Unexercisable
------------------   ------------   ----------   -----------  -------------   -----------  -------------
E. Robinson McGraw        0            $0           3,333         16,667        $72,326       $200,174
James W. Gray             0             0               0          3,500              0         19,425
Stuart R. Johnson         0             0               0          3,500              0         19,425


(1) Based upon the closing sales price of the Company's common stock as of December 31, 2002 of $40.75 per share, less the option exercise price payable per share.

Retirement and Similar Plans

     The Company's executive officers are participants in four tax qualified employee benefit plans: a 401(k) plan, a pension plan, a money purchase plan and an employee stock ownership plan. Company contributions to the 401(k) plan and money purchase plan for the benefit of the named executive officers are listed in the Summary Compensation Table. No contributions were made to the employee stock ownership plan during 2002. Accruals under the pension plan were frozen as of December 31, 1996. Mr. McGraw's monthly benefit from the pension plan is $3,646, Mr. Gray's monthly benefit is $338 and Mr. Johnson's monthly benefit is $2,266, each payable at normal retirement age (age 65) in the form of a ten-year certain and life annuity.

     The named executive officers may elect to participate in two deferred compensation arrangements. Under one arrangement, deferred compensation is credited to an individual account and deemed invested in common stock equivalent units based upon the current fair market value of the Company's common stock on the date credited. Dividend equivalent units are credited to the account as and when dividends are paid by the Company. Under the other arrangement, deferred compensation is credited with interest; amounts deferred from 1985 through 1988 accrue interest annually at 130% of the Moody's Average Corporate Bond Rate for the month of October for the preceding year (or 9.63% during 2002), and amounts deferred after January 1, 1989, accrue interest annually at 100% of the rate (or 7.41% during 2002). Benefits under both plans are equal to each participant's account balance and are generally payable on termination of employment or at a specified age.

     During 2002, the Company and Mr. McGraw agreed to terminate a split dollar life insurance arrangement that was established in 2001. Instead of the payment of premiums to that arrangement, the Company credited $5,880 to a deferred compensation arrangement for his benefit.

Change in Control Agreements

     The Company has change in control agreements with Mr. McGraw, Mr. Gray, Mr. Johnson and certain other executives of the Company. The agreements provide severance benefits in the event an executive's employment is involuntarily terminated without cause or voluntarily terminated for good reason, each after a change in control occurs. For this purpose, a change in control is defined as any liquidation, dissolution, consolidation or merger of the Company in which the Company is not a surviving corporation. The agreements provide for payment of severance in an amount equal to 2.99 times the sum of (a) the executive's annual base salary in effect prior to termination, and (b) the executive's average annual incentive bonus for the two years prior to the change in control. The severance amount is to be held in escrow and is generally payable, with accrued interest, in installments over a three-year period. Payments are reduced if the executive obtains other employment during the payment period; benefits cease if the executive becomes an employee of a competing business during the period. The agreements also provide for the continuation of coverage under other Company benefits for a period of three years. Payments and benefits will be reduced, to the extent necessary, to permit the Company to claim a deduction for federal income tax purposes and to avoid any golden parachute excise tax payable with respect to such payments.

     In the event of a change in control, the approximate aggregate amount of payments to be made over a three-year period based upon current compensation would be $1,323,515 for Mr. McGraw, $696,558 for Mr. Gray and $644,305 for Mr. Johnson.

Report of the Compensation Committee

     Six non-employee directors serve on the board's compensation committee. The committee establishes and reviews the Company's executive compensation programs, sets the chief executive officer's salary and approves salary adjustments for other executive officers, based upon a recommendation by the chief executive officer. The committee met four times during 2002.

     Compensation Goals and Program Components. The Company's executive compensation program consists of base salary, short-term cash incentives, and long-term, equity-based incentive awards. The program is intended to permit flexibility in the Company's compensation practices, to retain and motivate the Company's key executives, and to align the short and long-term performance of the Company's key executives with the interests of its shareholders.

     Base Salary. The committee reviews and sets the chief executive officer's base salary annually after a review of his progress toward achieving objectives identified in the Company's strategic plan. These goals include profits, growth in assets, cost control, quality of loan portfolio, technology enhancements, customer service, and expansion. The committee also makes peer comparisons, relying upon data obtained from the Mississippi Bankers Association survey and surveys of other peer companies. During 2002, the chief executive officer's base salary was $290,000, an increase of 7.4% from the prior year.

     Annual Cash Incentives. The Company has an annual bonus program under which cash incentives may be awarded to all employees, including the chief executive officer. This plan is referred to as "Performance Based Rewards." The chief executive officer's award is determined on the basis of the Company's annual earnings measured against performance targets established at the beginning of each fiscal year. The Company's earnings must equal or exceed a specified threshold amount before any incentive can be awarded. After the threshold amount is attained, escalating target payout levels determine the amount of the annual payment, which is determined as a percentage of the chief executive officer's base salary. Target payout levels are set after a review of peer group short-term incentives. Based upon the Bank's earnings performance during 2002, the chief executive officer received an incentive payment of $199,157.

     Long-Term Incentives. The Company also maintains a long-term, equity-based incentive plan, the 2001 Long-Term Incentive Plan. Grants and awards under the plan are intended to align the interests of the key employees with shareholders and to serve as a retention device. On January 1, 2002, options to acquire 10,000 shares of the Company's common stock were granted to the Company's chief executive officer, with an exercise price of $35.20 per share. The options vest and become exercisable in three annual installments, contingent upon his continued employment with the Company.

     Other Compensation and Benefits. The Company maintains a number of broad-based benefit plans, in which the executive officers participate, including a group medical plan, money purchase plan, and 401(k) plan. These plans are intended to provide basic health and retirement benefits to all of the Company's employees. Executive officers may elect to supplement retirement benefits by making voluntary deferrals to one of the Company's deferred compensation plans.

     The Company also has change in control agreements with E. Robinson McGraw, the other named executive officers and four executive vice-presidents of the Bank, which are effective in the event of a change in control of the Company, provided the executive is terminated for other than cause or elects to terminate his employment for good reason. A severance amount of up to 2.99 times the executive's compensation could be payable as a result of such termination subject to certain limitations.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1 million in any taxable year the deduction a company may claim for compensation paid to each of its chief executive and four other highest paid officers, unless certain performance-based conditions are met. The board has reviewed this provision and does not anticipate the payment of any compensation to an executive officer that would be affected by the limit.

Compensation Committee:

         J. Niles McNeel, Chairman
         William M. Beasley
         Frank B. Brooks
         John M. Creekmore
         Marshall H. Dickerson
         Robert C. Leake

January 9, 2003

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the compensation committee during 2002 were William M. Beasley, Frank B. Brooks, John M. Creekmore, Marshall H. Dickerson, J. Niles McNeel, and Robert C. Leake. There are no members of the compensation committee who were officers or employees of the Company or any of its subsidiaries during 2002, were formerly officers of the Company, or had any relationship requiring disclosure hereunder.

                         INDEBTEDNESS OF RELATED PARTIES

     Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank and have had transactions with the Bank in the ordinary course of the Bank's business. In the opinion of the board of directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features.

                       INTERESTS OF THE BOARD OF DIRECTORS

     During 2002, the Company and the Bank employed the legal services of Mitchell, Voge, Corban and Hendrix, of which W. P. Mitchell, the Chairman Emeritus of the Board of Directors, is a partner. Mitchell, Voge, Corban and Hendrix represents the Company and the Bank as their general counsel. The Company and its subsidiary paid this firm fees and expenses totaling $216,060 during 2002.

     During 2002, the Bank employed the firm of Gifford, Allred and Tennison as local counsel for its community bank at Booneville, Mississippi. Eugene B. Gifford, Jr., a director of the Company and the Bank, is a partner of Gifford, Allred and Tennison.

     During 2002, the Bank employed John M. Creekmore, a director of the Company and the Bank, as local counsel for its community bank at Amory, Mississippi.

     During 2002, the Bank employed McNeel and Ballard as local counsel for its community bank at Louisville, Mississippi. J. Niles McNeel, a director of the Company and the Bank, is a partner of McNeel and Ballard.

     During 2002, the Bank employed the law firm of Edwards, Storey, Marshall and Helveston as local counsel for its community bank at West Point, Mississippi. A. M. Edwards, Jr., a Director Emeritus, is a partner of Edwards, Storey, Marshall and Helveston.

     During 2002, the Company employed the law firm of Phelps Dunbar LLP to provide advice in various legal areas including employee benefits and general corporate law. William M. Beasley, a director of the Company and the Bank, is a partner of Phelps Dunbar LLP.

     The Company expects that these firms will continue to represent the Company and the Bank in similar matters in the future.

                             STOCK PERFORMANCE GRAPH

     The following performance graph compares the performance of the Company's common stock to the AMEX Market Index and to a peer group of 69 other regional southeast bank holding companies for the Company's reporting period. The performance graph assumes that the value of the investment in the Company's common stock, the AMEX Market Index and the peer group of other regional southeast bank holding companies was $100 at January 1, 1998 and that all dividends were reinvested.

                               Performance Graph
                      January 1, 1998 - December 31, 2002

                                                       December 31
                               ----------------------------------------------------------
                                 1997      1998      1999      2000      2001      2002
                               --------  --------  --------  --------  --------  --------
The Peoples Holding Company    $100.00   $ 92.43   $ 84.88   $ 55.22   $117.52   $132.99
MG Group Index(1)               100.00     95.24     79.21     80.87    101.70    108.85
AMEX Market Index               100.00     98.64    122.98    121.47    115.87    111.25


(1) The bank holding companies included in the Regional Southeast Banks peer group are: Acadiana Bancshares Inc.; Admiralty Bancorp, Inc.; Alabama National BanCorporation; AmSouth Bancorporation; Area Bancshares Corporation; Auburn National Bancorporation, Inc.; The Banc Corporation; BancorpSouth, Inc.; BancTrust Financial Group, Inc.; Bank of the Ozarks, Inc.; Beach First National Bancshares, Inc.; Britton & Koontz Capital Corporation; Capital Bancorp, Inc.; Cardinal Financial Corporation; Centerstate Banks of Florida, Inc.; Chesapeake Financial Shares, Inc.; Citizens First Corporation; CNB Florida Bancshares, Inc.; Colonial BancGroup, Inc.; CommerceSouth, Inc.; CommonWealth Bank VA; Community First Bancorp; Community National; Community Trust Bancorp, Inc.; Compass Bancshares, Inc.; Crescent Banking Company; Cumberland Bancorp, Inc.; Eastern Virginia Bankshares, Inc.; Farmers Capital Bank Corporation; Fauquier Bankshares, Inc.; First Bancshares, Inc. MS; First Capital Bank; First Community Bancshares, Inc. VA; First M & F Corporation; First National Bancshares, Inc. FL; First Security Bancorp, Inc.; First Tennessee National Corporation; Florida Banks, Inc.; FNB Corporation FL; FNB Corporation VA; Four Oaks Fincorp, Inc.; Franklin Financial Corporation TN; Globe Bancorp, Inc.; Hancock Holding Company; Heritage Bankshares, Inc. VA; Hibernia Corporation; Iberiabank Corporation; Madison Bancshares, Inc.; MidSouth Bancorp, Inc.; National Commerce Financial Corporation; NB&T Financial Group, Inc.; NBC Capital Corporation; Penseco Financial Services Corporation; The Peoples BancTrust Company; The Peoples Holding Company; Pinnacle Bancshares, Inc.; Pinnacle Financial Partners, Inc.; Premier Financial Bancorp, Inc.; Regions Financial Corporation; Republic Bancorp, Inc.; S. Y. Bancorp, Inc.; Simmons First National Corporation; Southcoast Financial Corporation; SouthTrust Corporation; Trustmark Corporation; Union Planters Corporation; United Financial Holdings, Inc.; United Security Bancshares, Inc.; and Whitney Holding Corporation.

Source: Media General Financial Services.

     There can be no assurance that the Company's common stock performance will continue in the future with the same or similar trends depicted in the performance graph above. The Company will not make nor endorse any predictions as to future stock performance.

                PROPOSAL II: RATIFICATION OF INDEPENDENT AUDITORS

     The board of directors, upon recommendation of the audit committee, has appointed Ernst & Young LLP to serve as the Company's independent auditor for the fiscal year ending December 31, 2003. Although the appointment of an independent auditor does not require the approval of the Company's shareholders, the board has chosen to submit its selection to the shareholders for ratification. The board of directors, however, reserves the right to change the independent auditor at any time, notwithstanding shareholder approval. A representative of Ernst & Young LLP is expected to attend the annual meeting. If present, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

     Fees billed by Ernst & Young LLP for professional services rendered for the fiscal year ending December 31, 2002 were as follows:

     Audit Fees - Audit fees of Ernst & Young LLP for audit of the Company's annual financial statements for the most recent fiscal year and the review of those financial statements included in the Company's reports on Form 10-Q are estimated to be $212,000.

     All Other Fees - Aggregate fees billed to the Company by Ernst & Young LLP for all other services rendered for the fiscal year 2002 totaled approximately $42,475. These fees include audit-related services of $9,600 and tax services of $32,875.

     The audit committee has considered the compatibility of these non-audit services with maintaining Ernst & Young LLP's independence.

Vote Required and Board Recommendation

     The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required for the ratification of the appointment of the independent auditors.

     The board of directors has unanimously approved the appointment of Ernst & Young LLP as independent auditors and recommends a vote "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year December 31, 2003.

Report of the Audit Committee

     The audit committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements of the Company for the year ended December 31, 2002, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of
significant  judgments,   and  the  clarity  of  disclosures  in  the  financial
statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards including, without limitation, the matters required to be discussed by SAS 61 (Codification of Statements of Auditing Standards, AU Section 380). In addition, the committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), has discussed with the independent auditors the auditors' independence from management and the Company, and has considered the compatibility of non-audit services with the auditors' independence.

     The committee discussed with the Company's internal and independent auditors, the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee held twelve meetings during 2002.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The committee and the board have also recommended, subject to shareholder approval, the selection of Ernst & Young LLP, as the Company's independent auditors.

Audit Committee:

         Frank B. Brooks, Chairman
         J. Heywood Washburn
         Marshall H. Dickerson
         J. Larry Young

February 18, 2003

             PROPOSAL III: APPROVAL OF 2001 LONG-TERM INCENTIVE PLAN

     On October 8, 2001, the Company's board of directors adopted the 2001 Long-Term Incentive Plan (the "Plan"). It was most recently amended on January 21, 2003. The Plan was adopted to permit the grant or award of equity compensation, which ensures that the Company's officers and employees have a financial stake in the Company, similar to that of its shareholders. The Plan also permits the board to structure the Company's compensation practices in a manner consistent with industry practice and to structure a component of the Company's compensation program as a retention device.

     In 2002, the board of directors approved the expensing of options granted under the Plan in accordance with Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation. The expensing of options granted under the Plan has been reflected in the Company's financial statements for the fiscal year ended December 31, 2002.

     The board believes that shareholder approval of the Plan is desirable and consistent with appropriate corporate governance practices, but there is no requirement that approval be obtained. If shareholder approval is not obtained, the board, in its discretion, may continue to make grants and awards under the Plan.

Summary of the Plan

     Administration. The Plan is ordinarily administered by the compensation committee of the Company's board of directors. The board may act instead of the committee, and the committee may delegate certain of its administrative duties to officers of the Company.

     Affiliates; Participation. Entities owned 50% or more by the Company are defined as affiliates under the Plan, including such entities that may be formed or acquired in the future.

     Employees of the Company and its affiliates are eligible to receive grants and awards under the Plan when designated by the committee. As of February 14, 2003, there were approximately 41 employees eligible to participate in the Plan; 21 have received grants under the Plan.

     Number of Shares. A total of 250,000 shares of common stock, subject to adjustment for changes in capitalization of the Company, has been reserved for issuance under the Plan. As of December 31, 2002, options to purchase 41,000 shares of the Company's common stock were outstanding under the plan, representing annual option grants for 2001 and 2002. Effective in January 2003, the compensation committee made annual option grants to acquire 54,500 shares of common stock. As of February 14, 2003, 154,500 shares remain available for grant, award or issuance under the Plan.

     Grants and Awards. Nonqualified stock options and/or restricted stock may be granted or awarded under the Plan. Each grant or award is evidenced by an agreement between the Company and each employee, and each grant or award is subject to the terms and conditions described below.

     Performance Objectives. The committee may impose performance objectives as a condition of any grant or award under the Plan. The committee establishes performance objectives at the time of the grant or award or annually during the term of the grant or award. The committee also designates the period during which the objectives must be attained (called a "performance cycle"). Performance objectives designated by the committee may relate to one or more of the following:

 -  Earnings per share                         -  Return on assets
 -  Return on equity                           -  Market share
 -  Stock price appreciation                   -  Economic value added
 -  Efficiency ratio                           -  Operating income
 -  Return on or growth in                     -  Growth in noninterest revenue
      income (gross or net)                    -  Implementation of strategic
 -  Return on capital compared to the               initiatives
      cost of capital

Performance objectives can be measured with reference to the performance of an employee, a group of employees, a profit center or division of the Company or the Bank or with reference to the Company or the Bank.

     Once established, performance objectives can be changed, adjusted or amended during a performance cycle, in the discretion of the committee. The committee may waive all or any portion of the performance objectives during or after a performance cycle on account of a change in circumstances. At the conclusion of each performance cycle, the committee determines whether the performance objectives have been achieved, in whole or in part, and the portion of any grant or award that is free of restriction on account of the attainment of the objectives. The committee is subject to limitation on its ability to waive or modify performance objectives when a grant or award is intended to qualify as "performance based" compensation under Code Section 162(m).

     Options. Nonqualified stock options can be granted under the Plan. The committee designates the employees eligible to receive grants and determines the terms and conditions of each option, which include:

- The exercise price, which is either the fair market value of common stock on the date of grant or the fair market value of the Company's common stock averaged over not more than the 20 trading days immediately preceding the date of grant. As of February 14, 2003, the fair market value of a share of common stock (as determined under the Plan) was $40.00 and the average of the closing sales prices for the 20 consecutive trading days preceding February 14, 2003, was $40.33 per share.

-    The number of shares of Company common stock subject to the option.

-    The time or times at which the option is exercisable.

- The term of any option, which cannot be more than ten years from the date of grant.

- Any additional conditions imposed on exercise (such as the attainment of performance objectives).

     Options are exercisable when all conditions imposed on exercise have been satisfied or expire. The permissible means of payment of the option price are specified in each option agreement and can include cash, cash equivalents, shares of common stock, the withholding of shares otherwise issuable on the exercise of an option, or broker assisted same day sales (subject to limitation). Common stock issued on the exercise of an option can be free of restriction or subject to limitations on transfer or alienation. Before common stock is issued upon the exercise of an option, an employee has no rights as a shareholder with respect to the shares subject to the option.

     Restricted Stock. The Plan permits the committee to award shares of restricted stock, which is an award of common stock subject to restriction on transfer or other disposition for a designated period. The committee designates the conditions that must be satisfied during the restriction period, such as the completion of a specified period of employment and/or the attainment of specified performance objectives.

     Subject to any limitations imposed by the committee, employees who receive an award of restricted stock generally have all rights and privileges of shareholders during the restriction period, including voting rights and the right to receive dividends. Shares of common stock relating to an award of restricted stock are ordinarily issued at the time of the award, but may be held by the Company in escrow until the end of the restriction period. Common stock delivered at the end of the restriction period may be free of restriction or subject to further restrictions and conditions.

     Lapse of Restrictions Upon Change in Control. Upon the occurrence of a change in control, all outstanding options become exercisable, all restrictions imposed on restricted stock lapse and all performance objectives are deemed satisfied. For this purpose, the Company's board of directors determines whether a change in control has occurred based upon the following:

- The acquisition by any person or group of persons of 20% or more of the voting power of the Company's then outstanding securities;

- The Company sells or disposes of all or substantially all of its assets or the assets of the Bank, in one or a series of transactions;

- The Company consummates a merger, consolidation or share exchange in which the Company is not the surviving entity, or if the Company (or an affiliate) is the surviving entity, if less than 80% of the surviving corporation's voting securities are owned in the aggregate by the former shareholders of the Company;

- The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

- During any period of two consecutive calendar years, a change in the composition of the Company's board of directors, which excludes a majority of the continuing board without the approval or recommendation of the board.

     Forfeiture of Grants and Awards. The Plan generally provides for the automatic forfeiture of any outstanding grant or award if an employee is terminated for cause. The term "cause" is defined as the willful and continued failure to perform job duties, the commission of an act that is materially injurious to the Company (or an affiliate) or a material breach of the terms of an employment or similar agreement.

     Fair Market Value. The Plan provides that the fair market value of a share of common stock is the closing sales price as reported on the American Stock Exchange on the immediately preceding date on which value is determined (or if no sales are reported on that day, the immediately preceding day on which a sale occurs). As of February 14, 2003, the closing sales price of common stock was $40.00 per share.

     Transferability of Grants and Awards. Grants and awards under the Plan are generally not subject to transfer, assignment, pledge, alienation or other form of encumbrance, except in the event of death. The committee, in its discretion, may permit the transfer of any grant or award under the Plan to members of an employee's immediate family, any trust for the benefit of such family members, and/or a partnership or other entity in which the beneficial owners are family members. As a condition of any transfer, all terms and conditions of the grant or award continue to apply.

     Adjustments. In the event of a recapitalization, stock dividend, stock split, combination of shares or other similar change in the Company's capital structure where an adjustment is necessary to prevent the dilution or enlargement of rights with respect to grants or awards made under the Plan, the committee adjusts the number of shares of stock subject to the Plan, adjusts the number of shares issuable and the terms and conditions of any outstanding grant or award, provides for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or similar transaction, or makes provision for a cash payment to the holder of an outstanding grant or award.

     Amendment, Termination and Term. The Company's board of directors may amend or terminate the Plan at any time to the extent permitted by law, regulation or stock exchange rules, without the approval or consent of the Company's shareholders. Prior to the occurrence of a change in control, the committee may amend the terms of an individual grant or award, provided that the consent of any affected employee is obtained.

     No additional grants or awards can be made under the Plan more than ten years after its initial effective date, or October 8, 2011.

Code Section 162(m)

     Under Code Section 162(m), compensation in excess of $1 million that is paid to each of the Company's chief executive officer and four most highly paid officers (called "covered employees") cannot be deducted. Qualifying performance-based compensation is exempt from the calculation of the limit.

     To preserve the Company's ability to deduct the compensation associated with grants and awards made under the Plan, grants or awards made to an individual employee in any calendar year cannot cover an aggregate of more than 25,000 shares of Company common stock, subject to adjustment for changes in capitalization of the Company. The maximum aggregate amount distributable in the form of cash awards under the Plan that may be paid to an individual employee in any calendar year is $100,000.

     The Plan permits (but does not require) the committee to structure any grant or award made to a covered employee as performance-based compensation. The particular performance-based objectives that may be imposed during a specified performance cycle in connection with a grant or award that qualifies as performance-based compensation under Code Section 162(m) are summarized above. Attainment of the performance objectives can be determined with respect to the performance of the Company and its affiliates or such performance when compared to a designated peer group.

Federal Income Tax Consequences

     The following summary is based upon current interpretations of existing federal income tax laws. It does not purport to be complete, and it does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any local, state or foreign country in which the employee's income or gain may be taxable.

     Options. There are no immediate federal income tax consequences to an employee on the grant of a nonqualified option. Upon exercise, an employee recognizes taxable income in an amount equal to the excess of the then fair market value of Company common stock over the exercise price. Any taxable income recognized in connection with the exercise of a nonqualified option is added to the basis of the stock acquired on the exercise of the option and is subject to withholding for income and employment taxes. When shares acquired on the exercise of the option are sold, any difference between the sales price and the employee's basis is treated as long-term or short-term capital gain or loss, depending upon the holding period.

     Restricted Stock. There are no immediate federal income tax consequences to an employee or the Company upon the award of restricted stock. Upon the lapse of restrictions on transfer, an employee recognizes ordinary income in an amount equal to the then fair market value of Company common stock. The Company is entitled to a deduction in the year of lapse in an amount equal to the amount the employee is required to recognize as ordinary income, subject to any limitations imposed under Code Section 162(m). Dividends paid on restricted stock are taxable to the employee as ordinary income and deductible by the Company.

     An employee may elect to accelerate the date on which he or she recognizes ordinary income and begins his or her capital gains holding period by filing an election within 30 days after the award of restricted stock (an "83(b) election"). The ordinary income recognized on account of an 83(b) election is equal to the fair market value of Company common stock on the date of the award. Any ordinary income recognized by an employee on account of an 83(b) election is subject to withholding for income and employment taxes. Unless limited by Code
Section 162(m), the Company is entitled to a corresponding deduction at that time.

     Tax Payments. The committee may grant to an employee a cash award in connection with any grant or award made under the Plan to provide all or a portion of the funds necessary to pay any taxes associated with the grant or award.

     Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an "excess parachute payment" within the meaning of Code Section 280G. A "parachute payment" occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her "base amount." The term "base amount" generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An "excess parachute payment" is the excess of all parachute payments made to the employee on account of a change in control over the employee's base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and the Company is denied a deduction with respect to such excess.

Additional Plan Information

     The following table sets forth the information concerning the equity compensation plans maintained by the Company as of December 31, 2002.

                                        Equity Compensation Plan Information
                                                                                                      (c)
                                                                                             Number of securities
                                            (a)                          (b)                remaining available for
                                Number of securities to be    Weighted-average exercise      future issuance under
                                  issued upon exercise of       price of outstanding       equity compensation plans
                                   outstanding options,        options, warrants and         (excluding securities
        Plan category               warrants and rights                rights               reflected in column (a)
-----------------------------   --------------------------    -------------------------    -------------------------
Equity compensation plans
approved by security holders                ___                          ___                          ___

Equity compensation plans not
approved by security holders
(1)                                       44,193                       $31.26                      26,807(1)
                                        ----------                   ----------                   ---------
Total                                     44,193                       $31.26                      26,807(1)
                                        ==========                   ==========                   =========

(1) The plans are: the 2001 Long-Term Incentive Plan, which is being submitted to the shareholders for approval at the 2003 annual meeting, and the Company's deferred compensation plan that permits investment in units representing shares of the Company's common stock.

     - Under the 2001 Long-term Incentive Plan, 250,000 shares of common stock have been authorized for issuance, and options to acquire 41,000 shares are outstanding as of December 31, 2002, representing annual option grants for 2001 and 2002. Effective in January 2003, annual option grants to acquire 54,500 shares were made. As of February 14, 2003, 154,500 shares remain available for issuance under the plan.

     - Under the deferred compensation plan, 30,000 shares of common stock are authorized for issuance. As of December 31, 2002, common stock equivalent units relating to 3,193 shares have been credited to participant accounts. Shares of common stock are not issued until the participant receives a distribution from the plan, ordinarily upon termination of employment or retirement. As of December 31, 2002, no shares have been issued.

Incorporation by Reference

     The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

Vote Required and Board Recommendation

     The affirmative vote by the holders of a majority of the shares of common stock voted at the annual meeting is required to approve the 2001 Long-Term Incentive Plan.

     The Company's board of directors unanimously recommends a vote "FOR" the approval of the 2001 Long-Term Incentive Plan.

                              SHAREHOLDER PROPOSALS

     Shareholders having proposals that they desire to present at next year's annual meeting of shareholders of the Company should, if they desire that such proposals be included in the Company's proxy statement relating to such meeting, submit such proposals to the Company no later than November 18, 2003. To be included in the Company's proxy statement, all submissions must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. The board of directors directs interested shareholders to that rule. Proposals should be addressed to E. Robinson McGraw, The Peoples Holding Company, 209 Troy Street, Tupelo, Mississippi 38802.

     If a shareholder of the Company wishes to present a proposal at next year's annual meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement, the shareholder must give written notice to the Company at the address noted above. The Company must receive the notice not later than February 2, 2004. If a shareholder fails to provide timely notice of a proposal to be presented at next year's annual meeting, the proxies designated by the board of directors of the Company will have discretionary authority to vote on such proposal.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities Exchange Commission and the American Stock Exchange reports of ownership of Company securities and changes in reported ownership. Officers, directors and greater than 10% shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during 2002 the Company's officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except that: three reports, each covering a single transaction, were inadvertently filed late by Mr. Gifford; one report covering two transactions was inadvertently filed late by Dr. Heyer; one report covering one transaction was inadvertently filed late by Mr. McGraw; one report covering one transaction was inadvertently filed late by Mr. Leake; and one report covering two transactions was inadvertently filed late by Mr. Weaver. In addition, the following individuals each inadvertently filed one late report for one or more acquisitions of common stock equivalent units occurring after August 28, 2002, credited under a deferred compensation plan maintained by the Company:
Mr. Beasley, two acquisitions; Mr. Brooks, two acquisitions; Mr. Creekmore, two acquisitions; Mr. Dickerson, two acquisitions; Mr. Gifford, two acquisitions; Dr. Heyer, one acquisition; Mr. McGraw, six acquisitions; Mr. Michael, two acquisitions; Mr. Moll, one acquisition; Mr. Trulove, two acquisitions; Mr. Waycaster, six acquisitions; Mr. Weaver, two acquisitions; and Mr. Young, two acquisitions.

                                  OTHER MATTERS

     As of the time this proxy statement was printed, management of the Company was unaware of any other matters to be brought before the annual meeting other than those set forth herein. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The Company's Summary Annual Report for the year ended December 31, 2002, and the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities Exchange Commission, have been mailed to shareholders prior to or with this proxy statement.

     Upon written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, the Company, without charge, will provide an additional copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Requests should be mailed to James W. Gray, The Peoples Holding Company, 209 Troy Street, Tupelo, Mississippi 38802.


                                             By Order of the Board of Directors

                                             /s/ E. Robinson McGraw
                                             ----------------------
                                               E. Robinson McGraw
                                       President and Chief Executive Officer

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                           THE PEOPLES HOLDING COMPANY

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors of The Peoples Holding Company ("Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Each such registered public accounting firm shall report directly to the Audit Committee. The Audit Committee's primary duties and responsibilities include:

     - Monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     -    Monitoring  the   independence   and   performance  of  the  Company's
          registered public accounting firm and internal auditing department.

     - Providing an avenue of communication among the registered public accounting firm, management, the internal auditing department, and the Board of Directors.

     - Establishing procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the registered public accounting firm as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense and without the approval or oversight of the Board of Directors of the Company, special legal, accounting, or other advisors or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall be a member of the Board of Directors of the Company and shall meet the requirements of the American Stock Exchange. The Audit Committee shall be comprised of not less than three nor more than six directors as determined by the Board, each of whom shall be independent as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and as provided in the requirements of the American Stock Exchange. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall be a financial expert as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder. Audit Committee members shall not serve on the Audit Committees of more than two other public companies.

     Audit Committee members shall be appointed by the Board of Directors of the Company. If an Audit Committee Chairman is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the registered public accounting firm, and as a committee to discuss any matters that the committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chairman, should communicate with management and the registered public accounting firm quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures. The Audit Committee may request any officer or employee of the Company or the Company's outside Counsel or the registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

III. Audit Committee Responsibilities and Duties

     Review Procedures

     A. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     B. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and registered public accounting firm of significant issues regarding accounting and auditing principles, practices, and judgments.

     C. In consultation with management, the registered public accounting firm, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls that could materially affect the Company's financial statement. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review material findings prepared by the registered public accounting firm and the internal auditing department together with management's responses, including an update on the status of previous recommendations.

     D. Review with financial management and the registered public accounting firm the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the
          Company's accounting principles and any items required to be communicated by the registered public accounting firm in accordance with Statement of Auditing Standards No. 61. The Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

     E. Audit Committee members may not accept consulting, advisory, or other compensatory fees from the Company and may not be an affiliated person with the Company or subsidiary. Director's compensation must be the sole remuneration from the Company for Audit Committee members.

     F. The Audit Committee must establish procedures for (1) complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) confidential, anonymous submissions by employees regarding questionable accounting or auditing matters.

     G. Pay compensation to the registered public accounting firm and advisers employed by Audit Committee.

     H. Review the written disclosures and the letter from the registered public accounting firm required by Independent Standards Board Standard No. 1 and discuss with the registered public accounting firm its independence.

     Registered public accounting firm

     I. The registered public accounting firm reports directly to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the registered public accounting firm or approve any discharge of the registered public accounting firm when circumstances warrant.

          The Audit Committee is directly responsible for appointment, compensation, and oversight of the registered public accounting firm. All auditing services and non-audit services, other than as provided in the DeMinimus exceptions below, provided by the auditor shall be preapproved by the Audit Committee.

          The preapproval requirement is waived with respect to the provision of nonaudit services if:

          1. The aggregate amount of all such nonaudit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the nonaudit services are provided;

          2. Such services were not recognized by the Company at the time of the engagement to be nonaudit services; and

          3. Such services are promptly brought to the attention of the Audit Committee of the Company and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

     J. Approval by the Audit Committee of a nonaudit service to be performed by the auditor of the Company shall be disclosed to investors in periodic reports.

     K. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant preapprovals described in Section 10A of the Securities Exchange Act of 1934, as amended. The decisions of any member to whom authority is delegated to preapprove an activity shall be presented to the full Audit Committee at each of its scheduled meetings.

     L. In carrying out its duties, if the Audit Committee approves an audit service within the scope of the engagement of the auditor, such audit service shall be deemed to have been preapproved.

     M. The registered public accounting firm must timely report to the Audit Committee (1) all critical accounting policies/practices to be used;
          (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the registered public accounting firm; and (3) any other material written communications between the registered public accounting firm and management, including management letters or schedules of unadjusted differences.

     N. On an annual basis, the Committee should review and discuss with the registered public accounting firm all significant relationships the auditors have with the Company that could impair their independence and, if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     O. Review the registered public accounting firm audit plan and engagement letter-discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     P. Prior to releasing the year-end earnings, discuss the results of the audit with the registered public accounting firm. Discuss certain matters required to be communicated to Audit Committees in accordance with Statement of Auditing Standards No. 61.

     Q. Consider the registered public accounting firm's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     R. Evaluate together with the Board the performance of the registered public accounting firm and, if so determined by the Audit Committee, recommend that the Board replace the registered public accounting firm.

     Internal Audit Department and Legal Compliance

     S. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     T. Review the appointment, performance, and replacement of the senior internal audit executive. The internal audit department shall be responsible to senior management but have a direct reporting responsibility to the Board of Directors through the Audit Committee. Changes in the senior internal audit executive shall be subject to Audit Committee approval.

     U. Review significant reports prepared by the internal audit department together with management's response and follow up to these reports.

     V. On at least an annual basis, review with the Company's legal counsel, any legal matters that could have a material impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and material reports or inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

     Other Audit Committee Responsibilities

     W.   Annually   prepare  a  report  to  shareholders  as  required  by  the
          Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     X. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     Y. Maintain minutes of meetings and periodically report to the Board of Directors on significant results.

     Z. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code. Advise the Board with respect to the Company's procedures regarding compliance with this Code and with applicable laws and regulations.

     AA.  Periodically perform self-assessment of Audit Committee performance.

     BB. Review financial and accounting personnel succession planning within the Company.

     CC. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

     DD. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

     EE. Review with the registered public accounting firm any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

          - Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

          -    Any changes required in the planned scope of the internal audit.

          -    The  internal  audit  department  responsibilities,   budget  and
               staffing.

     FF. Meet at least annually with the chief executive officer, the senior internal auditing executive, and the independent auditor in separate executive sessions.

     Acknowledgment

     GG. The Audit Committee recognizes that it shall be unlawful for a registered public accounting firm that performs for the Company any audit required by the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder, to provide to the Company, contemporaneously with the audit, any nonaudit service, including:

          - bookkeeping or other services related to the accounting records or financial statements of the Company and its subsidiaries;

          -    financial information systems design and implementation;

          -    appraisal   or   valuation   services,   fairness   opinions   or
               contribution-in-kind reports;

          -    actuarial services;

          -    internal audit outsourcing services;

          -    management functions or human resources;

          - broker or dealer, investment advisor or investment banking services;

          -    legal services and expert services unrelated to the audit; and

          - any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                   APPENDIX B

                           THE PEOPLES HOLDING COMPANY

                          2001 LONG-TERM INCENTIVE PLAN

                           THE PEOPLES HOLDING COMPANY
                          2001 LONG-TERM INCENTIVE PLAN
                                TABLE OF CONTENTS

                                                                    Page

PURPOSE..............................................................  1

DEFINITIONS..........................................................  1

SHARES AVAILABLE UNDER THE PLAN......................................  4
   Number and Type of Shares.........................................  4
   Cancellation and Certain Payments.................................  4
   Limitation on Grants..............................................  4
   Maximum Awards....................................................  5

ADJUSTMENTS..........................................................  5

ADMINISTRATION OF THE PLAN...........................................  5
   Composition of Committee..........................................  5
   Power and Authority...............................................  6

PARTICIPATION........................................................  6
   Eligibility.......................................................  6
   No Continued Employment...........................................  6

OPTIONS..............................................................  6
   Terms and Conditions..............................................  6
   Cessation of Employment...........................................  7
   Exercise..........................................................  7
   Delivery of Common Stock..........................................  8
   Rights as Shareholder.............................................  8

RESTRICTED STOCK.....................................................  8
   General Provisions................................................  8
   Enforcement of Restrictions.......................................  8
   Lapse of Forfeiture Restrictions..................................  8
   Rights as a Shareholder...........................................  9
   Cessation of Employment...........................................  9

PERFORMANCE OBJECTIVES...............................................  9

GENERAL PROVISIONS................................................... 10
   Transferability................................................... 10
   Fractional Shares................................................. 10

   Withholding....................................................... 10
   Cash Payments..................................................... 10
   Amendment and Termination......................................... 10
   Governing Law..................................................... 11
   Lapse of Restrictions Upon Change in Control...................... 11
   Share Certificates................................................ 11
   Agreements........................................................ 11
   No Limit on Other Compensation Arrangements....................... 11
   Severability...................................................... 11
   Headings.......................................................... 11
   Duration; Term.................................................... 11
   Section 162(m).................................................... 12

                           THE PEOPLES HOLDING COMPANY

                          2001 LONG-TERM INCENTIVE PLAN



1.   PURPOSES:

     The purposes of this 2001 Long-Term Incentive Plan (the "Plan") are to attract and retain key employees of The Peoples Holding Company (the "Company") and its Affiliates (as defined below), to provide such persons with incentives and rewards for superior performance, and to increase shareholder value. The Plan was initially approved by the Board of Directors of the Company on October 8, 2001, to be effective as of that date, and was amended by the Board of Directors, effective November 19, 2002, and January 21, 2003.

2.   DEFINITIONS:

     2.1 Affiliate means any corporation or other form of entity, with respect to which the Company owns, from time to time, directly or indirectly, 50% or more of the total combined voting power of all classes of stock or other equity interests.

     2.2 Board or Board of Directors means the Board of Directors of the Company.

     2.3 Unless otherwise provided in a separate agreement between the Company (or an Affiliate), as the same may be amended from time to time, Cause means a termination of employment that is based upon:

     a. A Participant's willful and continued failure to perform his or her duties with the Company or an Affiliate (other than as a result of Disability), after demand for substantial performance is delivered to the Participant by the Chief Executive Officer of the Company or the Board;

     b. A Participant's willful misconduct that is materially injurious to the Company or an Affiliate, whether monetarily or otherwise; or

     c. A Participant's material breach of terms of any separate employment or similar agreement between the Participant and the Company or an Affiliate.

For purposes of this section 2.3, no act or failure to act on the Participant's part shall be considered "willful" unless done, or omitted to be done, without good faith and without reasonable belief that the act or omission was in the best interests of the Company or an Affiliate. Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until:

     a. The Participant receives a notice of termination from the Company or an Affiliate (whether orally or in writing);

     b. The Participant (or his or her representative) has been given the opportunity to be heard before the Board (or the Chief Executive Officer of the Company with respect to any Participant other than the Company's Chief Executive Officer, President, Chief Financial Officer and any Executive Vice President); and

     c. The Board (or the Chief Executive Officer of the Company with respect to any Participant other than the Company's Chief Executive Officer, President, Chief Financial Officer and any Executive Vice President) finds, in good faith, that Cause has occurred.

     2.4 Unless otherwise provided in a separate agreement between a Participant and the Company or an Affiliate, as the same may be amended from time to time, Change in Control means and shall be deemed to occur if:

     a. A person, including a "group" as defined in Section 13(d)(3) of the Exchange Act (excluding the Company or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan sponsored by the Company or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportion as their ownership of the Company), becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act (other than as a result of the acquisition of shares by the Company or an Affiliate of the Company) of shares of the Company having 20% or more of the then outstanding voting power of the Company;

     b. The Company sells or disposes of all or substantially all of its assets or substantially all of its assets of its principal subsidiary, The Peoples Bank & Trust Company, in one or a series of transactions to a party that is not controlled by or under common control with the Company;

     c. The Company consummates a merger, consolidation or share exchange in which (i) the Company (or an Affiliate) is not the surviving entity, or (ii) if the Company (or an Affiliate) is the surviving entity, immediately after the transaction, less than 80% of the then outstanding shares of voting securities of the surviving company is beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction in substantially the same proportions relative to each other;

     d. The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

     e. During any period of two consecutive calendar years, the individuals who, at the beginning of such period, constitute the members of the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or persons nominated or elected by such directors.

The Board of Directors, in good faith, shall determine whether a Change in Control has occurred hereunder.

     2.5 Code means the Internal Revenue Code of 1986, as amended.

     2.6 Committee  means a committee of persons  appointed in  accordance  with section 5.1 hereof to administer the Plan.

     2.7 Common Stock means $5.00 par value voting common stock issued by the Company.

     2.8 Disability or Disabled means that an Employee is actually receiving long-term benefits under the Company's (or an Affiliate's) separate long-term disability plan.

     2.9 Employee means a common law employee of the Company and/or its Affiliates, including officers and directors, determined in accordance with the Company's standard personnel policies and practices, but excluding individuals who are classified by the Company as leased or otherwise employed by a third party, independent contractors or intermittent or temporary employees, even if any such classification is modified by audit, administrative proceeding, litigation or otherwise.

     2.10 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

     2.11 Fair Market Value means, with respect to Common Stock, the closing sales price of a share of Common Stock as reported on the American Stock Exchange composite transactions reporting system on the immediately preceding date on which such value is being determined or, if no sales occurred on such day, such value determined as of the immediately preceding date on which there were such sales.

     2.12 Incentive means a right to purchase or receive Common Stock or cash in accordance with the terms of the Plan. An Incentive may be granted in the form of Options, Restricted Stock or a combination thereof.

     2.13 Option means the right to purchase shares of Common Stock hereunder; Options granted under the Plan shall be nonqualified options.

     2.14 Option Price means the exercise price of an Option granted hereunder which shall be determined in the discretion of the Committee as either Fair Market Value as of the date of grant or the average of such prices for a period immediately preceding the date on which such value is determined, but not in excess of 20 consecutive trading days.

     2.15 Participant means an Employee who is selected by the Committee to receive a grant or award under the Plan.

     2.16 Performance Objectives means performance criteria designated by the Committee to be achieved during a designated period (a "Performance Cycle"). Such objectives may relate to the business and affairs of the Company, an Affiliate or a division, department, unit or profit center of the Company or an Affiliate, including, without limitation, the attainment of goals related to earnings per share, return on equity, return on investment, return on or growth in income (gross or net), market share, appreciation in the price of Common Stock, return on assets, operating income, efficiency ratio, noninterest revenue growth, the implementation of strategic initiatives, economic value added, operating performance and/or return on capital when compared to the cost of capital. Objectives may relate to any Participant or any Employee or group of Participants or Employees and may be determined with respect to the performance of the Company and/or its Affiliates or such performance compared to a designated peer group.

     2.17 Restricted Stock means an award of Common Stock that is subject to restrictions on transfer or other limitations for a designated period.

     2.18 Unless otherwise determined by the Committee, Retirement means that a Participant has ceased to provide services to the Company and its Affiliates, in his or her capacity as an Employee thereof, after the completion of not less than ten years of service and the attainment of age 55.

3.   SHARES AVAILABLE UNDER THE PLAN:

     3.1 Number and Type of Shares. Subject to adjustment as provided in section 4 hereof, 250,000 shares of Common Stock shall be reserved for grant or issuance hereunder. Common Stock hereunder may be of original issuance, held in treasury or acquired by the Company, whether on the open market or by private purchase. Except as provided in section 3.2 hereof, the number of shares available for grant, transfer, issuance or other payment under the Plan shall be reduced by the number of shares actually granted, transferred, issued or paid hereunder.

     3.2 Cancellation and Certain Payments. If an Incentive expires, is forfeited or terminates for other reason, without being exercised in full or is satisfied without the issuance of Common Stock, or Common Stock issued pursuant to an Incentive is forfeited or reacquired by the Company, or is surrendered upon exercise of an Incentive, such Common Stock shall again be available for grant or issuance hereunder. Shares of Common Stock tendered as payment on the exercise of an Option or to satisfy a Participant's obligations under section
10.3 hereof shall also be available for grant or issuance under the Plan.

     3.3 Limitation on Grants. For any year in which this Plan has not been approved by the shareholders of the Company (a) the number of shares of Common Stock authorized for issuance with respect to such year shall not exceed 5% of the Company's issued and outstanding Common Stock, and (b) with respect to all arrangements adopted without shareholder approval in any five-year period, the aggregate Common Stock authorized under all such plans shall not exceed 10% of the Company's issued and outstanding Common Stock. This section 3.3 shall be interpreted and construed by the Committee in a manner intended to comply with any limitations imposed by the American Stock Exchange or such other exchange or listing service as may be applicable to the Company, from time to time.

     3.4 Maximum Awards. The maximum aggregate number of shares of Common Stock that may be granted or awarded to an individual Participant in the form of Incentives hereunder during any calendar year shall not exceed 25,000 shares of Common Stock (subject to adjustment as provided in section 4 hereof). The maximum amount distributable in the form of cash hereunder that may be paid as an award under the Plan to an individual Participant in any calendar year shall not exceed $100,000.

4.   ADJUSTMENTS:

     If any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Common Stock for other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects Common Stock and an adjustment is necessary to prevent the dilution or enlargement of rights of an Incentive granted or awarded hereunder, the Committee shall (a) adjust the aggregate number of shares of Common Stock with respect to which Incentives may be granted under the Plan, (b) adjust the number of shares of Common Stock subject to and the terms and conditions of any outstanding Incentive granted or awarded under the Plan, or (c) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect.

5.   ADMINISTRATION OF THE PLAN:

     5.1 Composition of Committee. This Plan shall be administered by a committee appointed by the Board of Directors consisting of not less than two persons, which shall ordinarily be the Compensation Committee of the Board, provided that:

     a. To the extent the grant or award of an Incentive is intended to be an exempt transaction under Rule 16b-3 promulgated under the Exchange Act, each acting member of the Committee shall be a "non-employee director" within the meaning of such rule.

     b. To the extent the grant or award of an Incentive hereunder is intended to constitute "performance-based compensation" within the meaning of Code Section 162(m), each acting member of the Committee shall be an "outside director" within the meaning of such section.

Notwithstanding the foregoing, the Board of Directors may act in lieu of the Committee hereunder.

     5.2 Power and Authority. The Committee shall have the discretionary power and authority to (a) designate Participants hereunder, (b) award Incentives under the Plan, including the determination of the terms and conditions thereof,
(c) amend or modify the terms and conditions of any outstanding Incentive granted or awarded hereunder, subject to the provisions of section 10.5 hereof,
(d) construe and interpret the provisions of the Plan and any form or agreement related thereto, (e) establish and adopt additional rules, regulations, and procedures relating to the Plan and the grant or award of Incentives hereunder, including, without limitation, procedures for the crediting of periods of employment with an Affiliate and/or during any period of part-time employment, and (f) make any other determination which it believes necessary or advisable for the proper administration of the Plan.

     Decisions, interpretations and actions of the Committee concerning matters related to the Plan shall be final and conclusive on the Company, its Affiliates and Participants and their beneficiaries. The Committee may make determinations selectively among Participants who receive or are eligible to receive Incentives hereunder, whether or not such Participants are similarly situated.

     The   Committee  may  delegate   some  or  all  of  its   ministerial   and
administrative duties hereunder to officers and Employees of the Company, including, without limitation, the preparation and issuance of documents evidencing the grant or award of an Incentive hereunder and the issuance of shares of Common Stock and the withholding of taxes in connection therewith.

6.   PARTICIPATION:

     6.1 Eligibility. Employees of the Company and its Affiliates shall be eligible to receive Incentives under this Plan, when designated by the Committee. Employees may be designated for participation hereunder individually or by groups or categories, in the discretion of the Committee.

     6.2 No Continued Employment. No Participant shall have any right to continue in the employ of the Company or an Affiliate for any period of time or any right to continue his or her present or any other rate of compensation on account of the grant or award of an Incentive or the issuance of Common Stock or other form of payment hereunder.

7.   OPTIONS:

     7.1 Terms and Conditions. The Committee may, from time to time, grant Options hereunder, subject to such terms and conditions as the Committee may determine are necessary or appropriate in accordance with the following:

     a.   The Committee shall designate the Option Price.

     b. The number of shares of Common Stock subject to an Option shall be designated by the Committee at the time of grant.

     c. The term of each Option shall be determined by the Committee as of the date of grant and shall not be longer than ten years, measured from the date of grant.

     d. The exercise of an Option granted hereunder shall be subject to restrictions or limitations as the Committee deems appropriate, including the imposition of Performance Objectives.

     e. Each Option shall be exercisable at such time or times during its term as may be determined by the Committee.

     7.2 Cessation of Employment. Unless otherwise provided by the Committee, Options granted hereunder shall be exercisable only while the Participant is an Employee of the Company or an Affiliate, and, after the cessation of such employment, Options granted hereunder shall be exercisable only to the extent vested and exercisable as of the Participant's cessation of employment, as follows:

     a. Until the earlier of (i) the one-year period following the date of the Participant's Retirement, death or Disability, or (ii) the date on which such Options otherwise expire in accordance with their terms;

     b. Until the earlier of (i) the 60-day period following the Participant's involuntary termination of employment, other than on account of Cause, or (ii) the date on which such Options otherwise expire in accordance with their terms; or

     c. Until the earlier of (i) the 60-day period following the Participant's voluntary cessation of employment for any reason, or (ii) the date on which such Options otherwise expire in accordance with their terms.

Unless otherwise provided by the Committee, if a Participant's employment is terminated for Cause, then notwithstanding any provision of this Plan or any related form or agreement to the contrary, Options granted hereunder shall be deemed canceled and forfeited as of the date of such termination, without additional notice or the payment of compensation.

     7.3 Exercise. Each Option granted hereunder may be exercised, in whole or in part, by delivery of written notice to the Company, accompanied by payment in full of the Option Price of the shares. Such consideration may consist of (a) cash or cash equivalents, (b) shares of Common Stock previously owned by the Participant, or (c) if permitted by the Committee in any document providing for the grant of such Option, the withholding of shares otherwise issuable on the exercise of an Option. Common Stock tendered in consideration of the exercise of an Option hereunder shall be valued at Fair Market Value as of the date of exercise.

     A Participant may exercise Options and contemporaneously sell the Common Stock acquired thereby pursuant to a brokerage or similar arrangement, provided that the proceeds thereof are applied to the payment of the purchase price of the Common Stock. Any such transaction shall be with the consent of the Committee and, as to any Participant subject to Section 13(k) of the Exchange Act, the use of such arrangement shall be prohibited or limited to the extent required to comply with applicable federal and state securities laws.

     7.4 Delivery of Common Stock. As soon as practicable after the receipt of written notification of exercise and the payment of the option price, in full, the Committee shall cause the Company to issue and deliver to the Participant, registered in the Participant's name (or in the name of such other person as the Participant may designate), certificates representing shares of Common Stock in the appropriate amount, which may be subject to such additional terms, limitations on transfer or other restrictions and conditions as the Committee deems appropriate.

     7.5 Rights as Shareholder. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a Participant shall have no rights as a shareholder with respect to the shares subject to such Option.

8.   RESTRICTED STOCK:

     8.1 General Provisions. The Committee may award shares of Restricted Stock to such Participants as it may designate, from time to time, subject to the following terms and conditions:

     a. The number of shares of Common Stock to be transferred to a Participant shall be determined in the discretion of the Committee.

     b. Restricted Stock awarded hereunder shall be subject to such terms, conditions and restrictions for such period or periods as the
          Committee, in its discretion, may determine (including, without limitation, restrictions on transfer or other disposition, forfeiture provisions, and/or restrictions based upon the achievement of Performance Objectives) ("Forfeiture Restrictions").

     8.2 Enforcement of Restrictions. In order to enforce any Forfeiture Restrictions imposed hereunder, a Participant receiving an award of Restricted Stock shall enter into an agreement with the Committee setting forth the conditions of such award. Each certificate issued with respect to an award of Restricted Stock hereunder shall bear such legends as the Committee, in its sole discretion, shall deem necessary or appropriate. The Committee, in its discretion, may additionally require that shares of Restricted Stock registered in the name of the Participant be deposited, together with a stock power endorsed in blank, with the Company pending the lapse of such restrictions.

     8.3 Lapse of Forfeiture Restrictions. The Committee shall notify an affected Participant at the end of any period during which the shares of Restricted Stock are subject to Forfeiture Restrictions. Such restrictions shall be deemed satisfied or lapsed, and each affected Participant shall be entitled to receive a certificate representing the number of shares of Common Stock with respect to which the lapse has occurred free of restriction or subject to such additional terms, conditions, limitations and restrictions as the Committee deems appropriate.

     8.4 Rights as a Shareholder. Subject to any restrictions or limitations imposed by the Committee, each Participant receiving an award of Restricted Stock hereunder shall have the full voting rights of a shareholder with respect to such shares during any period in which the shares are subject to Forfeiture Restrictions. During any such period, dividends paid in cash or property with respect to the underlying Common Stock shall be paid to the Participant currently, accrued by the Company as a contingent obligation or converted to additional shares of stock, in the discretion of the Committee.

     8.5 Cessation of Employment. Unless otherwise provided by the Committee, if an Employee ceases his or her employment with the Company and its Affiliates prior to the date on which Forfeiture Restrictions have lapsed:

     a. If such cessation is on account of death, Disability or Retirement or such cessation is involuntary, but not on account of Cause, such restrictions shall lapse and such Performance Objectives shall be deemed satisfied as to the number of shares of Restricted Stock determined by multiplying (i) the total number of shares then subject to Forfeiture Restrictions, by (ii) the ratio of the number of days lapsed in the restriction period or Performance Cycle over the total number of days in such period.

     b. If such cessation is on account of Cause or the Participant's cessation is not otherwise described in subparagraph a hereto, then Restricted Stock subject to Forfeiture Restrictions as of the date of such cessation shall be deemed canceled and forfeited, without the requirement of notice or the payment of compensation.

9.   PERFORMANCE OBJECTIVES:

     In addition to any other limitation imposed hereunder, the Committee, in its discretion, may impose Performance Objectives as a condition of the grant or award of Incentives hereunder, such objectives to be achieved during a Performance Cycle. The Committee shall establish Performance Objectives at the time of grant or award or annually during the term of such grant or award. Once established, Performance Objectives may be changed, adjusted or amended during a Performance Cycle, in the discretion of the Committee. The Committee may waive all or any portion of the Performance Objectives during or after the term of the grant or award on account of a change in circumstances.

     At the conclusion of the term of an affected Incentive or any Performance Cycle, the Committee shall determine the portion of such grant or award that shall be deemed free of restriction on account of the attainment of the applicable Performance Objectives. The Committee shall notify each affected Participant as to whether the Performance Objectives have been achieved, in whole or in part, and the number of shares of Common Stock free of restriction on account of the attainment of such objectives.

10.  GENERAL PROVISIONS:

     10.1 Transferability. No Incentive granted under this Plan may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by a Participant other than by will or the laws of descent and distribution, and Options shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

     The Committee may expressly provide in an agreement evidencing the grant or award of an Incentive hereunder (or an amendment to such an agreement) that a Participant may transfer such Incentive to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. All terms and conditions of any such Incentive, including provisions relating to the termination of the Participant's employment or service with the Company or its Affiliates, shall continue to apply following a transfer made in accordance with this section.

     10.2 Fractional Shares. No fractional share of Common Stock shall be issued or delivered pursuant to the Plan or any Incentive granted or awarded hereunder.

     10.3 Withholding. The Company shall have the right to withhold from any payment made under the Plan or to collect as a condition of any such payment, any taxes required by law to be withheld. To the extent permitted under a specific grant or award of an Incentive hereunder, a Participant may satisfy this obligation, in whole or in part, by (a) directing the Company to withhold such taxes from the payment of shares of Common Stock, or (b) tendering shares of Common Stock held by such Participant. In either case, Common Stock tendered in satisfaction of such obligations shall have a Fair Market Value of not more than an amount equal to the rate applicable to supplemental wage payments under Code Section 3402. Common Stock tendered or withheld hereunder shall be valued at Fair Market Value, determined as of the date that the amount of tax to be withheld shall be determined.

     10.4 Cash Payments. The Committee may, but shall not be required to, award cash payment to a Participant hereunder in an amount sufficient to pay all or a portion of Participant's tax liability attributable to the vesting, exercise and/or payment of an Incentive hereunder, which payment may be determined taking into account the value of such tax payment.

     10.5 Amendment and Termination. The Board of Directors may amend or terminate this Plan at any time; any such action may be taken without the approval of the Company's shareholders, but only to the extent that shareholder approval is not required under applicable Federal or state law or regulation or stock exchange rules.

     Prior to the occurrence of a Change in Control, the Committee or the Board of Directors, as the case may be, shall possess the authority to amend the terms of an Incentive granted or awarded hereunder; provided, however, that no such amendment shall materially impair any such Incentive without the consent of the affected Participant.

     10.6 Governing Law. The validity, construction and effect of this Plan and any Incentive hereunder shall be determined in accordance with the laws (including those governing contracts) of the State of Mississippi.

     10.7 Lapse of Restrictions Upon Change in Control. Unless otherwise provided by the Committee or unless otherwise provided in a separate agreement between the Company or an Affiliate and a Participant hereunder, in the event of a Change in Control (a) all outstanding Options shall become and remain exercisable during the six-month period following such change or such longer period as may be permitted under the individual agreement evidencing the grant thereof, and (b) all Performance Objectives, Forfeiture Restrictions, and other limitations imposed upon Incentives otherwise granted or awarded hereunder shall be deemed to be satisfied or lapsed.

     10.8 Share Certificates. All certificates for shares of Common Stock delivered under the Plan pursuant to any Incentive or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or other limitations contained hereunder.

     10.9 Agreements. Each Incentive hereunder shall be evidenced by an agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Incentive and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any such agreement, the terms of the Plan shall govern.

     10.10 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Incentives provided for hereunder (subject to stockholder approval as such approval may be required), and such arrangements may be either generally applicable or applicable only in specific cases.

     10.11 Severability. If any provision of the Plan or any Incentive hereunder is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or such Incentive, such provision shall be stricken as to such jurisdiction or Person. The remainder of the Plan and any such Incentive shall remain in full force and effect.

     10.12 Headings. Headings are provided herein solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     10.13 Duration; Term. This Plan commenced on October 8, 2001, and shall remain in effect until (a) all Incentives have been satisfied by the issuance of shares of Common Stock or cash payments or a combination thereof or have been terminated or forfeited, or (b) restrictions or Performance Objectives imposed on shares of Common Stock have lapsed. No Incentive shall be granted hereunder ten years after such date.

     10.14 Section 162(m). The Committee, in its discretion, shall determine whether any specific Incentive granted or awarded to a Participant who is a Covered Employee shall be structured to constitute "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     THIS PLAN was first approved by the Board Directors of The Peoples Holding Company on October 8, 2001, to be effective as of such date.


                                       THE PEOPLES HOLDING COMPANY

                                REVOCABLE PROXY
                          THE PEOPLES HOLDING COMPANY
[X] PLEASE MARK VOTE
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 15, 2003

     The undersigned hereby appoints William M. Beasley,  Marshall H. Dickerson,
H. Joe Trulove, and J. Larry Young, and each of them, acting singly, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Peoples Holding Company to be held on Tuesday, April 15, 2003 at 2:00 p.m., Central time, at the principal office of The Peoples Bank & Trust Company, 209 Troy Street, Tupelo, Mississippi, 38802, and at any and all adjournments thereof. The proxies are authorized to vote all shares of stock in accordance with the following instructions and with discretionary authority upon such other business as may properly come before the meeting or any adjournment thereof.

     The proxies are also authorized to cumulate all votes which the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees for Class 1 director listed hereon as such proxies shall determine, in their sole and absolute discretion, in order to maximize the number of such nominees elected as Class 1 directors.

(1)  To elect four Class 1 directors for a                    WITH-    FOR ALL
     three year term ending in 2006:                 FOR      HOLD     EXCEPT
                                                    [___]     [___]     [___]
                   George H. Booth, II
                   Frank B. Brooks
                   Robert C. Leake
                   C. Larry Michael

     INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.
     ________________________________________________________________________

(2)  To consider and act upon a proposal             FOR     AGAINST   ABSTAIN
     to ratify the selection of Ernst &             [___]     [___]     [___]
     Young LLP as the Company's independent
     auditors for the fiscal year ending
     December 31, 2003.

(3)  To approve the Company's 2001                   FOR     AGAINST   ABSTAIN
     Long-Term Incentive Plan.                      [___]     [___]     [___]

(4) To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS AND FOR PROPOSALS 2 AND 3, AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSALS 2 AND 3.

Please be sure to date and sign this Proxy in the box below.
 _____________________________________________________________________________
|                                                                             |
|                                                                             |
|_____________________________________________________________________________|
  Stockholder sign above       Co-holder (if any) sign above        Date

-------------------------------------------------------------------------------
   Detach above card, date, sign and mail in postage paid envelope provided.

                          THE PEOPLES HOLDING COMPANY

Please sign exactly as your name(s) appear(s) on this proxy card. When signing in a representative capacity, please give full title.

                              PLEASE ACT PROMPTLY
                   DATE, SIGN AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________